UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 9, 2026

Commission File Number: 001-38091

NATIONAL ENERGY SERVICES REUNITED CORP.

(Exact name of registrant as specified in its charter)

British Virgin Islands	82-4881231
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

777 Post Oak Blvd., Suite 730, Houston, Texas	77056
(Address of principal executive offices)	(Zip Code)

+1 (832) 925-3777

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary shares, no par value per share	NESR	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On November 9, 2026, National Energy Services Reunited Corp. (“NESR” or the “Company”) issued a press release reporting its financial results for the three-month and nine-month periods ended September 30, 2026, a copy of which is furnished as Exhibit 99.1 hereto and incorporated by reference into this Item 2.02. The press release was made available on the Company’s website at http://investors.nesr.com/news-events/press-releases on November 9, 2026. In accordance with General Instruction B.2 of Form 8-K, the information contained in this Item 2.02, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall such information be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), except as expressly set forth by specific reference in such filing.

A conference call is scheduled for 8:00 AM ET on November 9, 2026, to discuss the financial results. Investors, analysts and members of the media are invited to participate by dialing in to the U.S. toll-free line at 1-877-407-0890 or the international line at 1-201-389-0918, approximately 10 minutes prior to the start of the call. A live, listen-only earnings webcast will also be broadcast simultaneously under the “Investors” section of the Company’s website at www.nesr.com. Following the end of the conference call, a replay will be available after the event under the “Investors” section of the Company’s website.

In addition to financial results prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) included in the news release, certain information discussed in the news release and to be discussed on the conference call may constitute non-GAAP financial measures (as defined in Regulation G under the Exchange Act). These non-GAAP financial measures should be considered as supplemental to, and not as a substitute for or superior to, net income (loss), cash flows, or other measures of financial performance prepared in accordance with GAAP, as more fully described in the Company’s financial statements and filings with the Securities and Exchange Commission. Reconciliations of such non-GAAP financial measures to the most directly comparable GAAP measures are included in the news release.

Item 7.01 Regulation FD Disclosure.

On November 9, 2026, the Company issued a press release announcing its financial results for the three-month and nine-month periods ended September 30, 2026, and the declaration of a quarterly cash dividend. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information contained in this Item 7.01 and Exhibit 99.1, other than the information expressly identified as filed pursuant to Item 8.01 and Item 9.01 of this Current Report on Form 8-K, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such furnished information be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 8.01 Other Events.

On November 6, 2026, the Company’s Board of Directors declared a quarterly cash dividend of $0.10 per ordinary share, payable on December 10, 2026, to shareholders of record as of the close of business on December 3, 2026. The dividend declaration was announced in the Company’s November 9, 2026, press release, attached as Exhibit 99.1 to this Current Report on Form 8-K. The information in Exhibit 99.1 relating specifically to the dividend declaration is incorporated by reference into this Item 8.01 and is filed herewith.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The information set forth in the attached Exhibit 99.1 listed below is furnished pursuant to Item 9.01 of this Form 8-K.

Number	Description

99.1	Press Release dated November 9, 2026, announcing the Company’s financial results for the three and nine months ended September 30, 2026, and the declaration of a quarterly cash dividend.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NATIONAL ENERGY SERVICES REUNITED CORP.

Date: November 9, 2026	By:	/s/ Stefan Angeli
	Name:	Stefan Angeli
	Title:	Chief Financial Officer